UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2008

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL 60601

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 997-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD Disclosure

On April 22, 2008 UAL Corporation held an earnings conference call regarding its results for the first quarter of 2008. In order to provide additional information to investors in response to market rumors, a transcript of this earnings conference call is furnished herewith as Exhibit 99.1. The attached transcript is a textual reproduction of the earnings conference call and there may be minor omissions or discrepancies. An audio broadcast of the earnings conference call is available on www.united.com/ir.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Transcript of April 22, 2008 UAL Corporation earnings conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Frederic F. Brace
Name:	Frederic F. Brace
Title:	Executive Vice President and
Chief Financial Officer

Date:  April 23, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Transcript of April 22, 2008 UAL Corporation earnings conference call

* Filed herewith electronically.